UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 12, 2007

SONGZAI INTERNATIONAL HOLDING GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-66994
(Commission File Number)

43-1932733
(I.R.S. Employer Identification No.)

     20337 Rimview Place, Walnut, California 91789
(Address of Principal Executive Offices) (Zip Code)

(909) 468-2840
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 12, 2007, the Company's Board of Directors appointed Mr. Huan Liu as Secretary of the Company to serve until his successor is duly elected and qualified.

Mr. Huan Liu graduated from Harbin Engineering University in 2005, where he received a Bachelor’s degree in both Finance and Law. In March 2005, Huan Liu joined Songzai International Holding Group, Inc. as personal assistant to Mr. Li Hong Wen, the Company's Chairman of the Board. From April 2006 to June 2007, Huan Liu was a Manager in the Company's Finance Department.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONGZAI INTERNATIONAL HOLDING
GROUP, INC.

Date: July 12, 2007	By:	/s/ Hong Jun Li
Name: Hong Jun Li
Title: President